Commitments and Contingencies	12 Months Ended
Jul. 31, 2026
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
9.	Commitments and contingencies

Commitments

The Company is committed to certain cash payments and share issuances under the Sierra Blanca Quarry Project described in Note 3, and for the Bonus Shares and cash bonus described in the Business Combination (Note 1).

Contingencies

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of July 31, 2026 and 2025, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations. There are also no proceedings in which any of the Company’s directors and officers is an adverse party or has a material interest adverse to the Company’s interest.